Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent events

(21) Subsequent events

On January 4, 2022, Fanhua Lianxing Insurance Sales Co., Ltd. entered into an agreement with a third-party real estate developer to purchase certain commercial properties with a total price amounting to RMB63,200. The properties are located in Chengdu, Sichuan Province. The Group preliminarily plans to use the purchased properties as training centers. Up to the date of the report, the Group has paid RMB56,880.

On March 28, 2022, the Group’s Board of Directors declared a quarterly dividend of US$0.0075 per ordinary share, or US$0.15 per ADS for the fourth quarter of 2021. The dividend will be paid to shareholders of record on April 12, 2022.